BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATION

NOTE 4 - BUSINESS COMBINATION

ASPIRE GROUP:

On June 14, 2022, the Company completed a business combination of Aspire, in consideration for $267.2 million in cash and $100.6 million issuance of 7,604,015 Company's new shares valued at $13.2 closing price per share on Nasdaq on that day.

Details of the purchase price allocation of the fair value of the identifiable assets, goodwill, liabilities, and non-controlling interests are as follows (U.S. dollars in millions):

Identified assets and liabilities acquired:

Cash	69.5
Trade receivables	31.9
Prepaid expenses and other receivables	4.6
Investment in Associates	3.9
Tax receivable	3.4
Property and equipment	1.6
Intangibles (Note 8)	147.3
Deferred taxes	(18.4)
Trade and other payables	(13.2)
Royalty payable	(10.4)
Contingent consideration on business combination	(11.5)
Gaming tax payables	(8.2)
Client liabilities	(6.1)
Other assets and liabilities, net	2.1
Total identified assets and liabilities acquired	196.5
Goodwill (Note 8)	177.5
Non-controlling interests	(6.2)
Total consideration	367.8

The non-controlling interests were valued at fair value, assigned in the purchase price allocation to PariPlay CGU, see also Notes 3 and 14.

The main factors which derived goodwill recognition at this transaction are existing intangible assets such as qualified management and staff, which have not met the stand-alone recognition criteria as well as potential synergy premium. The goodwill was allocated to each of Aspire reporting segments which are also the applicable cash generating units. see Note 19.